SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------



                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 10, 1996

                             FLUOR DANIEL GTI, INC.
             (Exact name of Registrant as specified in its charter)



       DELAWARE                     0-15067                     02-0324047
(State or jurisdiction            (Commission                  (IRS Employer
   of Incorporation)              File number)               Identification No.)


            100 RIVER RIDGE DRIVE                            02062
           NORWOOD, MASSACHUSETTS                          (Zip Code)
            (Address of principal
             executive offices)

       Registrant's telephone number, including area code: (617) 769-7600

                          GROUNDWATER TECHNOLOGY, INC.
                   (Former name or former address, if changed
                               since last report)


ITEM 1.    CHANGES IN CONTROL OF REGISTRANT.

         On May 10, 1996, Groundwater Technology, Inc. (now Fluor Daniel GTI, Inc., herein the "Company") consummated certain transactions (the "Transactions") pursuant to that certain Investment Agreement dated December 11, 1995 by and among the Company, Fluor Daniel, Inc. ("Fluor Daniel"), Fluor Daniel Environmental Services, Inc., a wholly-owned subsidiary of Fluor Daniel ("FDESI") and GTI Acquisition Corporation, a wholly-owned subsidiary of the Company ("Newco"), as amended on March 29, 1996 (the "Investment Agreement"). Pursuant to the Investment Agreement, immediately upon the closing of the Transactions the Company effected a recapitalization (the "Recapitalization") of its outstanding common stock, $.01 par value ("Old Common Stock") such that each share of Old Common Stock was converted into the right to receive .5274 of a share of common stock, $.001 par value ("New Common Stock") and $8.62 in cash. Also immediately upon the closing, Newco was merged with and into FDESI (the "Merger") and the Company and Fluor Daniel entered into a Marketing Agreement. In the Merger Fluor Daniel received 4,400,000 shares of New Common Stock (the "Fluor Shares") in exchange for all outstanding shares of FDESI and a cash payment of $33.35 million. Fluor Daniel is a wholly owned subsidiary of FD Engineers and Constructors, Inc. ("FD Engineers") and FD Engineers is a wholly owned subsidiary of Fluor Corporation ("Fluor"). Fluor Daniel used funds from its ultimate parent, Fluor, to purchase the Fluor Shares.

         As a result of the Recapitalization and Merger, immediately following the closing Fluor Daniel held 4,400,000 shares of New Common Stock, constituting approximately 54.5 % of the total outstanding shares of New Common Stock. Accordingly, Fluor Daniel's ultimate parent, Fluor, will have the voting power to approve all matters requiring stockholder approval and, upon termination of certain provisions respecting the voting of the Fluor Shares on April 30, 1999 (or the earlier waiver thereof), Fluor will be able to elect the entire Board of Directors of the Company. The Company's existing stockholders, who held 100% of the Company's Old Common Stock immediately prior to the closing, held approximately 3,677,288 shares of New Common Stock constituting approximately
45.5 % of the total outstanding shares of New Common Stock immediately following the closing.

         In addition, Fluor Daniel purchased from the Company for $1,650,000 an option (the "Option") pursuant to the terms of that certain Stock Option
Agreement dated as of December 11, 1995 between the Company and Fluor Daniel (the "Option Agreement") exercisable for the purchase of up to an additional 1,768,970 shares of New Common Stock (as adjusted pursuant to the Option Agreement) at an exercise price of $13.1274 per share (as adjusted pursuant to the Option Agreement). The Option is not exercisable until December 11, 1996 and expires on December 11, 1998. The terms of the Option are more fully described in the Option Agreement filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended January 27, 1996, which exhibit is incorporated herein by reference.

         The  terms  of  the   Recapitalization,   Merger  and  certain  related
transactions referenced in this Item 1 and in Item 2 below are more fully described in the Investment Agreement filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended January 27, 1996, which exhibit is  incorporated  herein by  reference,  as amended by an  Agreement  of

Amendment dated March 29, 1996 and filed as Exhibit 2.2 to the Company's Registration Statement on Form S-4 (File No. 333-2291) which exhibit is also incorporated herein by reference.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

         As described under Item 1 above, on May 10, 1996 the Company's wholly-owned subsidiary Newco merged with and into FDESI pursuant to the Investment Agreement. In the Merger, the Company acquired all of the outstanding shares of FDESI common stock and a cash payment of $33.35 million, and the Company and Fluor Daniel entered into the Marketing Agreement, in exchange for 4,400,000 shares of New Common Stock issued to Fluor Daniel. As noted above, Fluor Daniel used funds from its ultimate parent, Fluor, to purchase the Fluor Shares. FDESI's assets consisted principally of accounts receivable and contract work in progress. At the time of the Merger, there were no material relationships between the Company or any of its affiliates, directors or officers and Fluor or any of its affiliates, directors or officers.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

         The following financial statements of FDESI, together with the report of Ernst & Young LLP for the year ended April 30, 1995, are filed herewith as
Exhibit 99.1:

     o Statements of Earnings for the fiscal years ended April 30, 1993, 1994 and 1995 and for the nine months ended January 31, 1995 and 1996.

     o    Balance  Sheets as of April 30,  1994 and 1995 and as of  January  31,
          1996.

     o Statements of Cash Flows for the fiscal years ended April 30, 1993, 1994 and 1995 and for the nine months ended January 31, 1996.

     o    Statements of Parent Company Investment.

     o    Notes to Financial Statements

         (b)      Pro Forma Financial Information

         The following unaudited pro forma combined financial statements (filed with the Company's Registration Statement on Form S-4, File No. 333-2291, under the heading "Unaudited Pro Forma Financial Information" and incorporated herein by reference):

     o Unaudited Pro Forma Consolidated Financial Information of Fluor Daniel GTI, Inc. -- Income Statement Data for the year ended April 29, 1995 and for the nine months ended January 27, 1996.

     o Unaudited Pro Forma Consolidated Financial Information of Fluor Daniel GTI, Inc. -- Balance Sheet Data as of January 27, 1996.

         (c)      Exhibits

             Exhibit No.                            Description
             -----------                            -----------

                 2.1 Investment Agreement dated as of December 11, 1995 by and among the Company, Fluor Daniel, FDESI and Newco (previously filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended January 27, 1996 and incorporated herein by reference).

                 2.2 Agreement of Amendment dated March 29, 1996 by and among the Company, Fluor Daniel, FDESI and Newco (previously filed as Exhibit 2.2 to the Company's Registration Statement on Form S-4, File No. 333-2291, and incorporated herein by reference).

                 3.1                    Amended  and  Restated   Certificate  of
                                        Incorporation of the Company

                 3.2                    By-laws, as amended, of the Company

                 10.1 Option Agreement dated as of December 11, 1995 by and between the Company and Fluor Daniel (previously filed as
                                        Exhibit 10.1 to the Company's  Quarterly
                                        Report or Form 10-Q for the quarter ended January 27, 1996 and incorporated herein by reference).

                 10.2 Marketing Agreement dated as of May 10, 1996 by and between the Company and Fluor Daniel.

                 99.1 The following financial statements of FDESI, together with the report of Ernst & Young LLP for the year ended April 30, 1995:

                                          o  Statements   of  Earnings  for  the
                                             fiscal  years ended April 30, 1993,
                                             1994  and  1995  and for  the  nine
                                             months  ended  January 31, 1995 and
                                             1996.

                                          o  Balance Sheets as of April 30, 1994
                                             and  1995  and  as of  January  31,
                                             1996.

                                          o  Statements  of Cash  Flows  for the
                                             fiscal  years ended April 30, 1993,
                                             1994  and  1995  and for  the  nine
                                             months ended January 31, 1996.

                                          o  Statements   of   Parent    Company
                                             Investment.

                                          o  Notes to Financial Statements

                 99.2 The following unaudited pro forma combined financial statements (filed with the Company's Registration Statement on Form S-4, File No. 333-2291, under the heading "Unaudited Pro Forma Financial Information" and incorporated herein by reference):

                                          o  Unaudited  Pro  Forma  Consolidated
                                             Financial   Information   of  Fluor
                                             Daniel   GTI,    Inc.   --   Income
                                             Statement  Data for the year  ended
                                             April  29,  1995  and for the  nine
                                             months ended January 27, 1996.

                                          o  Unaudited  Pro  Forma  Consolidated
                                             Financial   Information   of  Fluor
                                             Daniel GTI,  Inc. -- Balance  Sheet
                                             Data as of January 27, 1996.


ITEM 8.  CHANGE IN FISCAL YEAR.

         On May 23, 1996, the Board of Directors of the Company resolved to change the Company's fiscal year end from the Saturday closest to April 30 to October 31. A report on Form 10-K will be filed to cover the transition period.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLUOR DANIEL GTI, INC.



May 23, 1996                     By: /s/ Robert E. Sliney, Jr.
                                     -------------------------
                                      Name:  Robert E. Sliney, Jr.
                                      Title:    Vice President, Treasurer and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                         Description
- -----------                         -----------

      2.1 Investment Agreement dated as of December 11, 1995 by and among the Company, Fluor Daniel, FDESI and Newco (previously filed as Exhibit 2.1 to the Company's Quarterly Report on Form 10-Q for the quarter ended January 27, 1996 and incorporated herein by reference).

      2.2 Agreement of Amendment dated March 29, 1996 by and among the Company, Fluor Daniel, FDESI and Newco (previously filed as
                  Exhibit 2.2 to the Company's Registration Statement on Form S-4, File No. 333-2291, and incorporated herein by reference).

      3.1         Amended  and  Restated  Certificate  of  Incorporation  of the
                  Company

      3.2         By-laws, as amended, of the Company

      10.1 Option Agreement dated as of December 11, 1995 by and between the Company and Fluor Daniel (previously filed as Exhibit 10.1 of the Company's Quarterly Report or Form 10-Q for the quarter ended January 27, 1996 and incorporated herein by reference.

      10.2 Marketing Agreement dated as of May 10, 1996 by and between the Company and Fluor Daniel.

      99.1 The following financial statements of FDESI, together with the report of Ernst & Young LLP for the year ended April 30, 1995:

                    o Statements of Earnings for the fiscal years ended April 30, 1993, 1994 and 1995 and for the nine months ended January 31, 1995 and 1996.

                    o Balance Sheets as of April 30, 1994 and 1995 and as of January 31, 1996.

                    o Statements of Cash Flows for the fiscal years ended April 30, 1993, 1994 and 1995 and for the nine months ended January 31, 1996.

                    o  Statements of Parent Company Investment

                    o  Notes to Financial Statements

      99.2 The following unaudited pro forma combined financial statements (filed with the Company's Registration Statement on Form S-4, File No. 333-2291, under the heading "Unaudited Pro Forma Financial Information" and incorporated herein by reference):

                    o Unaudited Pro Forma Consolidated Financial Information of Fluor Daniel GTI, Inc. -- Income Statement Data for the year ended April 29, 1995 and for the nine months ended January 27, 1996.

                    o Unaudited Pro Forma Consolidated Financial Information of Fluor Daniel GTI, Inc. -- Balance Sheet Data as of January 27, 1996.